EXHIBIT 99.1





                         CERTIFIED TRANSPORT, INC. AND
                            VENTURE LOGISTICS, INC.
                                AND SUBSIDIARIES

                         COMBINED FINANCIAL STATEMENTS
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                           December 31, 1997 and 1996

             CERTIFIED TRANSPORT, INC. AND VENTURE LOGISTICS, INC.
                                AND SUBSIDIARIES


                                    CONTENTS


                                                            Page

Independent Auditors' Report                                  1

Combined Balance Sheets                                       2

Combined Statements of Income and Retained Earnings           3

Combined Statements of Cash Flows                             4

Notes to Combined Financial Statements                        5-9

                          Independent Auditors' Report

Board of Directors
Certified Transport, Inc. and Venture Logistics, Inc.

We have audited the accompanying combined balance sheets of Certified Transport, Inc. and Venture Logistics, Inc. and Subsidiaries as of December 31, 1997 and 1996, and the related combined statements of income and retained earnings and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Certified Transport, Inc. and Venture Logistics, Inc. and Subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

As explained in Notes 1 and 8 to the combined financial statements, effective January 1, 1997, Certified Transport, Inc. and Venture Logistics, Inc. reorganized. The Companies transferred substantially all of their net assets to their new wholly-owned subsidiaries, Certified Transport, LLC and Venture Logistics, LLC. The 1996 financial statements have been restated to give effect to the reorganization as if it had occurred on January 1, 1996.

As explained in Note 9 to the combined financial statements, on March 24, 1998, Certified Transport, Inc. and Venture Logistics, Inc. signed a letter of intent to be acquired by The Transit Group, Inc.


                                             KATZ, SAPPER & MILLER, LLP
                                             Certified Public Accountants

Indianapolis, Indiana
March 5, 1998, except for
Note 9, as to which the date
 is March 24, 1998

             CERTIFIED TRANSPORT, INC. AND VENTURE LOGISTICS, INC.
                                AND SUBSIDIARIES

                            COMBINED BALANCE SHEETS
                           December 31, 1997 and 1996


                                     ASSETS

                                                                                                                     Restated-
                                                                                                                        Note 8
                                                                                                        1997              1996

CURRENT ASSETS
     Cash and equivalents                                                                         $  382,261        $  208,302
     Accounts receivable-trade, less allowance for doubtful
      accounts of $142,000 in 1997-Note 3                                                          2,456,919         1,492,368
     Accounts receivable-related parties-Note 2                                                      123,800           111,170
     Prepaid expenses and other assets                                                               274,025            49,609
                                                                                                   ---------         ---------
         Total Current Assets                                                                      3,237,005         1,861,449
                                                                                                   ---------         ---------

PROPERTY AND EQUIPMENT-Note 3
     Tractors and trailers                                                                         9,599,991         9,143,169
     Leasehold improvements                                                                            9,972            10,361
     Buildings                                                                                                         105,000
     Furniture and fixtures                                                                          234,109           202,447
                                                                                                   ---------         ---------
                                                                                                   9,844,072         9,460,977
     Less:  Accumulated depreciation                                                               5,277,837         4,033,932
                                                                                                   ---------         ---------
         Total Property and Equipment                                                              4,566,235         5,427,045
                                                                                                   ---------         ---------

OTHER ASSETS
     Notes and accounts receivable-related parties-Note 2                                            603,029           352,863
     Deposits                                                                                         72,534            69,045
                                                                                                    --------         ---------
         Total Other Assets                                                                          675,563           421,908
                                                                                                    --------         ---------

         TOTAL ASSETS                                                                             $8,478,803        $7,710,402
                                                                                                  ==========        ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                                             $  615,685        $  234,182
     Accrued payroll and payroll taxes                                                                85,944           109,461
     Other accrued expenses and taxes                                                                269,360           223,383
     Notes payable-bank-Note 3                                                                       700,000           650,000
     Current maturities of long-term debt-Note 3                                                   1,328,883         1,529,679
                                                                                                   ---------         ---------
         Total Current Liabilities                                                                 2,999,872         2,746,705

LONG-TERM DEBT
     Equipment obligations, less current maturities-Note 3                                         1,637,144         1,951,068
                                                                                                   ---------         ---------

         Total Liabilities                                                                         4,637,016         4,697,773
                                                                                                   ---------         ---------

STOCKHOLDERS' EQUITY-Note 7
     Common stock                                                                                      3,000             3,000
     Additional paid-in capital                                                                      170,682           170,682
     Retained earnings                                                                             3,668,105         2,838,947
                                                                                                   ---------         ---------
         Total Stockholders' Equity                                                                3,841,787         3,012,629
                                                                                                   ---------         ---------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $8,478,803        $7,710,402
                                                                                                  ==========        ==========

See Accompanying Notes to the Combined Financial Statements.

              COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                     Years Ended December 31, 1997 and 1996


                                                                                                                     Restated-
                                                                                                                        Note 8
                                                                                                     1997                 1996
OPERATING REVENUE-Note 6                                                                      $20,953,120          $16,635,491
                                                                                              -----------          -----------

OPERATING EXPENSES
     Salaries and fringes-drivers                                                               1,980,135            1,988,767
     Salaries and fringes-other                                                                 2,211,018            1,843,196
     Contract hauling                                                                           5,233,637            2,349,269
     Fuel, maintenance and supplies                                                             3,381,489            3,382,792
     Operating supplies and expense                                                             1,162,486            1,102,869

     General supplies and expense                                                                 782,498              654,883
     Depreciation and amortization                                                              1,688,411            1,710,225
     Insurance                                                                                    541,398              445,932
     Taxes and licenses                                                                           512,012              425,710
     Rent                                                                                         333,147              220,740

     Revenue equipment leasing                                                                     91,989              252,906
     Purchased transportation                                                                   1,648,394            1,570,454
                                                                                               ----------           ----------
         Total Operating Expenses                                                              19,566,614           15,947,743
                                                                                               ----------           ----------

Net Operating Income                                                                            1,386,506              687,748
                                                                                               ----------           ----------

OTHER INCOME (EXPENSE)
     Gain on sales of equipment                                                                    99,952               48,628
     Net other income                                                                              42,747              105,570
     Interest expense                                                                           (408,952)            (443,686)
                                                                                               ---------            ---------
         Other Income (Expense)-Net                                                             (266,253)            (289,488)
                                                                                               ---------            ---------

NET INCOME                                                                                      1,120,253              398,260

DISTRIBUTIONS TO STOCKHOLDERS                                                                   (291,095)            (162,620)

RETAINED EARNINGS
     Beginning of Year                                                                          2,838,947            2,603,307
                                                                                               ----------           ----------

     End of Year                                                                              $ 3,668,105          $ 2,838,947
                                                                                              ===========          ===========

See Accompanying Notes to the Combined Financial Statements.

                       COMBINED STATEMENTS OF CASH FLOWS
                     Years Ended December 31, 1997 and 1996
                                                                                                                       Restated-
                                                                                                                          Note 8
                                                                                                       1997                 1996
OPERATING ACTIVITIES
     Net income                                                                                 $ 1,120,253          $   398,260
     Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation of property and equipment                                                   1,688,411            1,709,843
         Amortization of intangible assets                                                                                   406
         (Gain) on sales of equipment                                                              (99,952)             (48,628)
         (Increase) decrease in certain current assets:
              Accounts receivable                                                                 (964,551)              126,823
              Prepaid expenses and other assets                                                   (267,882)                5,135
         Increase (decrease) in certain current liabilities:
              Accounts payable, accrued expenses and taxes                                          403,961            (247,410)
                                                                                                  ---------            ---------
                  Net Cash Provided by Operating Activities                                       1,880,240            1,944,429
                                                                                                  ---------            ---------
INVESTING ACTIVITIES
     Cash paid for purchases of equipment                                                         (105,411)            (176,366)
     Proceeds from sales of equipment                                                               399,021              249,359
     (Increase) decrease in accounts and notes
      receivable-related parties                                                                  (219,329)              101,772
     (Increase) in deposits and other assets                                                        (3,489)              (2,100)
                                                                                                  ---------            ---------
                  Net Cash Provided by Investing Activities                                          70,792              172,665
                                                                                                  ---------            ---------
FINANCING ACTIVITIES
     Principal payments on long-term debt                                                       (1,535,978)          (2,019,594)
     Proceeds of short-term bank borrowings                                                         100,000              300,000
     Principal payments on short-term bank debt                                                    (50,000)             (75,000)
     Distributions to stockholders                                                                (291,095)            (162,620)
                                                                                                -----------           ----------
                  Net Cash (Used) by Financing Activities                                       (1,777,073)          (1,957,214)
                                                                                                -----------           ----------

NET INCREASE IN CASH AND EQUIVALENTS                                                                173,959              159,880

CASH AND EQUIVALENTS
     Beginning of Year                                                                              208,302               48,422
                                                                                                -----------           ----------

     End of Year                                                                                $   382,261          $   208,302
                                                                                                ===========          ===========
SUPPLEMENTAL DISCLOSURES
     Cash paid for interest                                                                     $   415,010          $   426,441
     Noncash investing and financing activities:
         Debt incurred for the acquisition of revenue
          Equipment                                                                               1,021,274              734,106
         Refinancing of long-term debt                                                                                    27,466

See Accompanying Notes to the Combined Financial Statements.

                     NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization and Principles of Combination: The accompanying combined financial statements include the balances and transactions of Certified Transport,Inc.and Venture Logistics, Inc. and their wholly-owned subsidiaries, Certified Transport, LLC and Venture Logistics, LLC (together, the "Company"). All material intercompany balances and transactions have been eliminated in the combination
        (see Note 8).

        Effective January 1, 1997 Certified Transport, Inc. and Venture Logistics, Inc. agreed to create a full-service freight carrier.
        Certified Transport, LLC,a  new  Indiana  limited   liability company,
        was capitalized with substantially all of the net assets of Certified Transport, Inc. and Venture Logistics, Inc. Certified Transport, LLC then transferred the net assets of Venture Logistics, Inc. into Venture Logistics, LLC, a 99%-owned Indiana limited liability company of Certified Transport, LLC. Certified Transport, Inc. received a 2/3 interest in Certified Transport,LLC and 2/3 of 1% interest in Venture Logistics, LLC. Venture Logistics, Inc.received a 1/3 interest in Certified Transport, LLC and 1/3 of 1% interest in Venture Logistics, LLC. The reorganization was accounted for in a manner similar to a "pooling of interests".

        The Company is primarily engaged in the long haul transportation over the road business and also engages in freight brokerage, shipping and warehouse services and grants credit to customers located throughout the United States and Canada.

        Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

        Property and Equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the assets using the straight-line method. The estimated useful lives are as follows:

            Tractors and trailers                 3-5 years
            Leasehold improvements                 15 years
            Buildings                              31 years
            Furniture and fixtures               7-10 years

        Cash and Equivalents: For purposes of the statement of cash flows, cash equivalents may include bank time deposits, money market fund shares and all highly liquid debt instruments with original maturities of three months or less. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses from these accounts.

        Advertising Costs are expensed as incurred and totaled $8,462 in 1997 and $7,801 in 1996.

        Income Taxes: There is no provision for state and federal income taxes reflected in the combined financial statements because the stockholders of Certified Transport, Inc. and Venture Logistics,Inc. have elected to be taxed under the provisions of Subchapter S of the Federal Internal Revenue Code wherein corporate income is taxable directly to the stockholders.

        Certified Transport, LLC and Venture Logistics, LLC, which are wholly-owned limited liability companies, are treated as partnerships for federal and state income tax purpose. A partnership is not a taxpaying entity for federal or state income tax purposes. Accordingly, no income tax expense has been recorded in the combined financial statements as it relates to income generated by the limited liability companies. Rather, all income or losses are reported on the income tax returns of Certified Transport, Inc. and Venture Logistics, Inc.

NOTE 2 - RELATED PARTY TRANSACTIONS

        The Company had the following balances and transactions with its stockholders or companies controlled by its stockholders at December 31, 1997 and 1996, and during the years then ended:

                                                            1997          1996

            Notes and accounts receivable                $603,029      $352,863
            Accounts receivable (trade and other)         123,800       111,170
            Accounts payable                               60,000         7,434
            Equipment rental expense                       44,710        74,346

        The Company conducts the majority of its business from a building which had been purchased and renovated by an entity with common ownership. Rent expense of $165,561 in 1997 and $120,000 in 1996 was incurred to the related entity. The lessor's cost of the property is approximately $1,010,500. The property is pledged as collateral for a mortgage with a balance of approximately $760,000 at December 31, 1997.

        The Company paid rent aggregating $36,030 for the first five months of 1997 and $62,500 in 1996 to a related entity.

NOTE 3 - DEBT AND CREDIT AGREEMENTS

        The Company has a revolving line of credit for short-term bank borrowings of up to $825,000 maturing on July 31, 1998. Borrowings are limited to 75% of certain eligible accounts receivable of the Company. Interest on these borrowings is payable monthly at 1% over the Bank's prime lending rate. The line of credit agreement restricts additional borrowings, mergers, loans, investments or guarantees. The line is secured by certain accounts receivable and equipment of the Company, and by personal guaranties of the Company's stockholders. At December 31, 1997, $125,000 of the line of credit was unused.

        The Company has an additional revolving line of credit for short-term bank borrowings of up to $500,000 that matures on April 18, 1998. Interest on these borrowings is payable at .75% over the Bank's prime lending rate. The line is secured by certain accounts receivable and equipment of the Company, and the personal guarantees of the Company's stockholders. At December 31, 1997, the line of credit was unused.

        At December 31, 1997 and 1996, long-term debt obligations of $2,966,027 and $3,480,747, respectively, were comprised of various installment notes for equipment, with interest rates ranging from 7.99% to 10.52%. The notes are payable in monthly installments and are secured by tractors, trailers and personal guarantees of the Company's stockholders.

        At December 31, 1997, the aggregate long-term debt maturities were as follows:

              Payable In                                           Principal

                 1998                                             $1,328,883
                 1999                                                854,120
                 2000                                                336,393
                 2001                                                281,856
                 2002                                                164,775
                                                                  ----------

                                                                  $2,966,027

NOTE 4 - OPERATING LEASES

        The Company leases various equipment and facilities under noncancellable operating leases. Rent expense under these leases was $822,761 in 1997 and $830,746 in 1996. Minimum future lease payments required by these leases at December 31, 1997 are as follows:

              Payable In                                     Rental Payments

                 1998                                             $  847,805
                 1999                                                612,630
                 2000                                                 99,724
                                                                  ----------
                                                                  $1,560,159

NOTE 5 - RETIREMENT PLAN

        The Company sponsors a defined contribution 401(k) retirement plan covering substantially all of its employees who have completed one year of service and have attained twenty-one years of age. The Plan permits plan participant contributions of up to 15% of participant wages and requires the Company to match up to 6% of the participant contributions. In addition, the Company may make discretionary contributions to the Plan. Contributions to the Plan by the Company were $15,308 in 1997 and $11,246 in 1996.

NOTE 6 - MAJOR CUSTOMER

        The Company engages in business with a national air freight corporation with locations throughout the midwestern United States. The Company performed long-haul transportation for seventeen individual profit centers of this customer and conducted business individually with each of these locations. Billings in the aggregate to this customer amounted to 51% in 1997 and 49% in 1996 of total billings. In 1996, the Company provided logistical and warehouse services to a customer for which billings in the aggregate amounted to 11% of total billings.


NOTE 7 - STOCKHOLDERS' EQUITY

        Combined stockholders' equity was comprised of the following at December 31, 1997 and 1996:

                                   Common Stock,      Additional           Retained Earnings
                                   No Par Value    Paid-in Capital        1997             1996

            Certified Transport,
             Inc.                     $2,000           $166,682         $2,797,342       $2,140,355
            Venture Logistics,
             Inc.                      1,000              4,000            870,763          698,592
                                      ------           --------         ----------       ----------

                                      $3,000           $170,682         $3,668,105       $2,838,947
                                      ======           ========         ==========       ==========

        Certified Transport, Inc. has 1,000 shares authorized with 600 shares issued and outstanding. Venture Logistics, Inc. has 1,000 shares authorized with 100 shares issued and outstanding.

NOTE 8 - REORGANIZATION AND RESTATEMENT OF FINANCIAL STATEMENTS

        As described in Note 1, the accompanying 1997 combined financial statements are based on the assumption that the companies were combined for the full year and the 1996 financial statements have been restated to give effect to the reorganization as if it had occurred on January 1, 1996. All intercompany transactions have been eliminated.

        Summarized results of operations for 1996 and the summarized assets and liabilities on January 1, 1997 (date of reorganization) of the separate companies are as follows:

                                          Certified            Venture
                                          Transport,          Logistics,
                                            Inc.                 Inc.        Eliminations         Combined
            Operating revenue             $12,993,726         $4,132,765        $491,000         $16,635,491
            Expenses and other             13,049,038          3,692,005         491,000          16,237,231
                                          -----------         ----------        --------         -----------

            Net Income (Loss)             $   (55,312)        $  440,760        $  -0-           $   398,260
                                          ===========         ==========        ========         ===========

            Distributions to
             Stockholders                                     $  162,620                         $   162,620
                                                              ==========                         ===========

            Current assets                $ 1,257,990         $  670,659        $ 67,200         $ 1,861,449
            Property and equipment, net     5,174,149            252,896                           5,427,045
            Other assets                      420,898              1,010                             421,908
                                          -----------         ----------        --------         -----------

                 Total Assets             $ 6,853,037         $  924,565        $ 67,200         $ 7,710,402
                                          ===========         ==========        ========         ===========

            Current liabilities           $ 2,622,323         $  191,582        $ 67,200         $ 2,746,705
            Long-term debt                  1,921,677             29,391                           1,951,068
            Stockholders' equity            2,309,037            703,592                           3,012,629
                                          -----------         ----------        --------         -----------

                 Total Liabilities and
                  Stockholders' Equity    $ 6,853,037         $  924,565        $ 67,200         $ 7,710,402
                                          ===========         ==========        ========         ===========

        Accounts receivable from stockholders in the amount of $48,997 have been reclassified from current assets to other assets within the above presentation to conform with the current year presentation.

NOTE 9 - SUBSEQUENT EVENT

        Effective March 24, 1998, the Company signed a letter of intent to be acquired by The Transit Group, Inc. for cash of $800,000 and $6,800,000 of the Transit Group, Inc.'s restricted common stock.